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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):               January 15, 2003
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


    Delaware                     1-7182                           13-2740599
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 (State or Other               (Commission                   (I.R.S. Employer
 Jurisdiction of               File Number)                  Identification No.)
 Incorporation)


4 World Financial Center, New York, New York                             10080
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)

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Item 9.  Regulation FD Disclosure
---------------------------------

Merrill Lynch & Co., Inc. plans to announce fourth-quarter and full-year 2002 operating results on Wednesday, January 22, 2003. Thomas Patrick, executive vice chairman, Finance and Administration, and Ahmass Fakahany, chief financial officer, plan to host a conference call that day at 10 a.m. (EST) to review these results with the investment community. The general public is invited to listen to the call by dialing (888) 810-0245 (inside the United States) or (706) 634-0180 (international callers), or via a live audio webcast at www.ir.ml.com. A replay will be available shortly after the call at the same web address.

                                     * * *

Merrill Lynch may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of litigation and regulatory proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch's control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, actions and initiatives taken by both current and potential competitors, the effect of current, pending and future legislation and regulation, and the other risks detailed in Merrill Lynch's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            MERRILL LYNCH & CO., INC.
                                  ---------------------------------------------
                                                 (Registrant)




                                  By:    /s/ Judith A. Witterschein
                                       ----------------------------------------
                                             Judith A. Witterschein
                                             Corporate Secretary

Date: January 15, 2003

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